                                  EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report of  Consolidated  Energy  Inc.  (the
"Company")  on Form 10-QSB for the period  ending  March 31, 2003, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),
I, David W. Guthrie, President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and result of operations of the Company.

/s/ David W. Guthrie
------------------------
David W. Guthrie
President, Chief Financial Officer

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